UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2017

pSivida Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 926-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 2, 2017, pSivida Corp. (the “Company”) entered into a funded feasibility study agreement with a leading biopharmaceutical company. Under phase one of the work plan, the Company’s proprietary Durasert™ sustained release drug technology will be formulated with certain of the biopharmaceutical company’s proprietary molecules to determine potential pre-clinical benefits. Pending results of the formulation research, the biopharmaceutical company may elect to proceed with phase two of the pre-clinical work plan, which will involve combining Durasert with one or more of the proprietary molecules evaluated in phase one of the feasibility study agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

pSivida Corp.

Date: March 6, 2017	By:	/s/ Nancy Lurker
	Name:	Nancy Lurker
	Title	President and Chief Executive Officer